Filed
under rule 424b3

			F6
registration  333178216
Effective  May 19, 2014, the
American Depositary Share
ratio changed to  Each
American Depositary Share
represents 200 deposited
Shares
EXHIBIT A


AMERICAN DEPOSITARY
SHARES
 Each American Depositary Share
represents
50 deposited Shares


THE BANK OF NEW YORK
MELLON
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
PROTO RESOURCES
INVESTMENTS LTD
ABN 35 108 507 517
INCORPORATED UNDER THE
LAWS OF THE
COMMONWEALTH OF
AUSTRALIA

            The Bank of New
York Mellon, as depositary
hereinafter called the Depositary,
hereby certifies that, or registered
assigns IS THE OWNER OF

AMERICAN DEPOSITARY
SHARES

representing deposited ordinary
shares herein called Shares of
Proto Resources  Investments Ltd,
incorporated under the laws of the
Commonwealth of Australia herein
called the Company.  At the date
hereof, each American Depositary
Share represents 50 Shares
deposited or subject to deposit
under the Deposit Agreement as
such term is hereinafter defined at
the principal Melbourne, Australia
office of National Australia Bank
Ltd herein called the Custodian.
 The Depositarys Corporate Trust
Office is located at a different
address than its principal executive
office.  Its Corporate Trust Office
is located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is
located at One Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286








1.  THE DEPOSIT
AGREEMENT.
            This American
Depositary Receipt is one of an
issue herein called Receipts, all
issued and to be issued upon the
terms and conditions set forth in
the deposit agreement, dated as of
December 9, 2011 herein called the
Deposit Agreement, by and among
the Company, the Depositary, and
all Owners and Holders from time
to time of American Depositary
Shares issued thereunder, each of
whom by accepting American
Depositary Shares agrees to
become a party thereto and become
bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and Holders and the rights
and duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash from
time to time received in respect of
such Shares and held thereunder
such Shares, securities, property,
and cash are herein called
Deposited Securities.  Copies of
the Deposit Agreement are on file
at the Depositarys Corporate Trust
Office in New York City and at the
office of the Custodian.

            The statements
made on the face and reverse of
this Receipt are summaries of
certain provisions of the Deposit
Agreement and are qualified by
and subject to the detailed
provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms
not defined herein and the terms
deliver and surrender shall have the
meanings set forth in the Deposit
Agreement.

            2.  SURRENDER
OF RECEIPTS AND
WITHDRAWAL OF SHARES.
            Upon surrender at
the Corporate Trust Office of the
Depositary of this Receipt, and
upon payment of the fee of the
Depositary provided in this
Receipt, and subject to the terms
and conditions of the Deposit
Agreement, the Owner of those
American Depositary Shares is
entitled to delivery, to him, her or
it or as instructed, of the amount of
Deposited Securities at the time
represented by those American
Depositary Shares for which this
Receipt is issued.  Such delivery
will be made at the option of the
Owner hereof, either at the office
of the Custodian or at the
Corporate Trust Office of the
Depositary or at such other place
as may be designated by such
Owner, provided that the
forwarding of certificates for
Shares or other Deposited
Securities for such delivery at the
Corporate Trust Office of the
Depositary shall be at the risk and
expense of the Owner hereof.

            3.  TRANSFERS,
SPLITUPS, AND
COMBINATIONS OF
RECEIPTS.
            Transfers of
American Depositary Shares shall,
subject to the terms and conditions
of the Deposit Agreement be
registered on the books of the
Depositary upon i in the case of
certificated American Depositary
Shares, surrender of the Receipt
evidencing those American
Depositary Shares, by the Owner
in person or by a duly authorized
attorney, properly endorsed or
accompanied by proper
instruments of transfer or ii in the
case of uncertificated American
Depositary Shares, receipt from the
Owner of a proper instruction
including, for the avoidance of
doubt, instructions through DRS
and Profile as provided in Section
2.11 of the Deposit Agreement,
and, in either case, duly stamped as
may be required by the laws of the
State of New York and of the
United States of America and upon
payment of funds for any
applicable transfer taxes and the
expenses of the Depositary and
upon compliance with such
regulations, if any, as the
Depositary may establish for such
purpose.  This Receipt may be split
into other such Receipts, or may be
combined with other such Receipts
into one Receipt, evidencing the
same aggregate number of
American Depositary Shares as the
Receipt or Receipts surrendered.
 The Depositary, upon surrender of
a Receipt for the purpose of
exchanging for uncertificated
American Depositary Shares, shall
cancel that Receipt and send the
Owner a statement confirming that
the Owner is the Owner of the
same number of uncertificated
American Depositary Shares that
the surrendered Receipt evidenced.
 The Depositary, upon receipt of a
proper instruction including, for
the avoidance of doubt,
instructions through DRS and
Profile as provided in Section 2.11
of the Deposit Agreement from the
Owner of uncertificated American
Depositary Shares for the purpose
of exchanging for certificated
American Depositary Shares, shall
execute and deliver to the Owner a
Receipt evidencing the same
number of certificated American
Depositary Shares.  As a condition
precedent to the delivery,
registration of transfer, or
surrender of any American
Depositary Shares or splitup or
combination of any Receipt or
withdrawal of any Deposited
Securities, the Depositary, the
Custodian, or Registrar may
require payment from the depositor
of the Shares or the presenter of the
Receipt or instruction for
registration of transfer or surrender
of American Depositary Shares not
evidenced by a Receipt of a sum
sufficient to reimburse it for any
tax or other governmental charge
and any stock transfer or
registration fee with respect thereto
including any such tax or charge
and fee with respect to Shares
being deposited or withdrawn and
payment of any applicable fees as
provided in the Deposit
Agreement, may require a the
production of proof satisfactory to
it as to the identity and
genuineness of any signature, b
compliance with any laws or
regulations, relating to depositary
receipts in general or to the
withdrawal or sale of Deposited
Securities, c delivery of such
certificates as the Company may
from time to time specify in
writing to the Depositary to assure
compliance with the Securities Act
of 1933 and the rules and
regulations thereunder and d
compliance with such reasonable
procedures, if any, as the
Depositary may establish
consistent with the provisions of
the Deposit Agreement or this
Receipt, including, without
limitation, this Article 3.

            The delivery of
American Depositary Shares
against deposit of Shares generally
or against deposit of particular
Shares may be suspended, or the
transfer of American Depositary
Shares in particular instances may
be refused, or the registration of
transfer of outstanding American
Depositary Shares generally may
be suspended, during any period
when the transfer books of the
Depositary are closed, or if any
such action is deemed necessary or
advisable by the Depositary or the
Company at any time or from time
to time because of any requirement
of law or of any government or
governmental body or commission,
or under any provision of the
Deposit Agreement or this Receipt,
or for any other reason, subject to
the provisions of the following
sentence. Notwithstanding
anything to the contrary in the
Deposit Agreement or this Receipt,
the surrender of outstanding
American Depositary Shares and
withdrawal of Deposited Securities
may not be suspended subject only
to i temporary delays caused by
closing the transfer books of the
Depositary or the Company or the
Foreign Registrar, if applicable, or
the deposit of Shares in connection
with voting at a shareholders
meeting, or the payment of
dividends, ii the payment of fees,
taxes and similar charges, and iii
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
American Depositary Shares or to
the withdrawal of the Deposited
Securities.  Without limitation of
the foregoing, the Depositary shall
not knowingly accept for deposit
under the Deposit Agreement any
Shares which would be required to
be registered under the provisions
of the Securities Act of 1933 for
public offer and sale in the United
States, unless a registration
statement is in effect as to such
Shares for such offer and sale.

            4.  LIABILITY OF
OWNER FOR TAXES.
            If any tax or other
governmental charge shall become
payable with respect to any
American Depositary Shares or
any Deposited Securities
represented by any American
Depositary Shares, such tax or
other governmental charge shall be
payable by the Owner to the
Depositary.  The Depositary may,
and upon receipt of instructions
from the Company shall, refuse to
register any transfer of those
American Depositary Shares or
any withdrawal of Deposited
Securities represented by those
American Depositary Shares until
such payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner any part or
all of the Deposited Securities
represented by those American
Depositary Shares, and may apply
such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner shall remain liable for any
deficiency.

            5.  WARRANTIES
ON DEPOSIT OF SHARES.
            Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent and
warrant, that such Shares and
proper evidence of title therefor, if
applicable, are validly issued, fully
paid, nonassessable and free of any
preemptive rights of the holders of
outstanding Shares and that the
person making such deposit is duly
authorized to do so.  Every such
person shall also be deemed to
represent that the deposit of such
Shares and the sale of American
Depositary Shares representing
such Shares by that person are not
restricted under the Securities Act
of 1933.  Such representations and
warranties shall survive the deposit
of Shares and delivery of American
Depositary Shares.

            6.  FILING
PROOFS, CERTIFICATES, AND
OTHER INFORMATION.
            Any person
presenting Shares for deposit or
any Owner or Holder may be
required from time to time to file
with the Depositary or the
Custodian such proof of citizenship
or residence, exchange control
approval, evidence of the number
of Shares beneficially owned or
any other matters necessary or
appropriate to evidence compliance
with the laws of the
Commonwealth of Australia, the
constitution or similar document of
the Company and exchange control
regulations, as indicated to the
Depositary by the Company, or
such information relating to the
registration on the books of the
Company or the Foreign Registrar,
if applicable, to execute such
certificates and to make such
representations and warranties, as
the Depositary may deem
necessary or proper or as the
Company may reasonably instruct
the Depositary in writing to
require.  The Depositary may, and
at the reasonable written request of
the Company shall, withhold the
delivery or registration of transfer
of any American Depositary
Shares or the distribution of any
dividend or sale or distribution of
rights or of the proceeds thereof or
the delivery of any Deposited
Securities until such proof or other
information is filed or such
certificates are executed or such
representations and warranties
made. The Depositary shall in a
timely manner provide the
Company, upon the Companys
reasonable written request and at
its expense, with copies of any
information or other material
which it receives pursuant to
Section 3.01 of the Deposit
Agreement, to the extent that
disclosure is permitted under
applicable law.  Each Owner and
Holder agrees to provide any
information requested by the
Company or the Depositary
pursuant to this Article 6.  No
Share shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary that
any necessary approval has been
granted by any governmental body
in the Commonwealth of Australia,
if any, which is then performing
the function of the regulation of
currency exchange.

            7.  CHARGES OF
DEPOSITARY.
            The following
charges shall be incurred by any
party depositing or withdrawing
Shares or by any party
surrendering American Depositary
Shares or to whom American
Depositary Shares are issued
including, without limitation,
issuance pursuant to a stock
dividend or stock split declared by
the Company or an exchange of
stock regarding the American
Depositary Shares or Deposited
Securities or a delivery of
American Depositary Shares
pursuant to Section 4.03 of the
Deposit Agreement, or by Owners,
as applicable  1 taxes and other
governmental charges, 2 such
registration fees as may from time
to time be in effect for the
registration of transfers of Shares
generally on the Share register of
the Company or Foreign Registrar
and applicable to transfers of
Shares to or from the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the terms of the Deposit
Agreement, 3 such cable, telex and
facsimile transmission expenses as
are expressly provided in the
Deposit Agreement, 4 such
expenses as are incurred by the
Depositary in the conversion of
foreign currency pursuant to
Section 4.05 of the Deposit
Agreement, 5 a fee of 5.00 or less
per 100 American Depositary
Shares or portion thereof for the
delivery of American Depositary
Shares pursuant to Section 2.03,
4.03 or 4.04 of the Deposit
Agreement and the surrender of
American Depositary Shares
pursuant to Section 2.05 or 6.02 of
the Deposit Agreement, 6 a fee of
..05 or less per American
Depositary Share or portion thereof
for any cash distribution made
pursuant to the Deposit Agreement,
including, but not limited to
Sections 4.01 through 4.04 of the
Deposit Agreement, 7 a fee for the
distribution of securities pursuant
to Section 4.02 of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of
American Depositary Shares
referred to above which would
have been charged as a result of the
deposit of such securities for
purposes of this clause 7 treating
all such securities as if they were
Shares but which securities are
instead distributed by the
Depositary to Owners, 8 in
addition to any fee charged under
clause 6, a fee of .05 or less per
American Depositary Share or
portion thereof for depositary
services, which will accrue on the
last day of each calendar year and
which will be payable as provided
in clause 9 below and 9 any other
charges payable by the Depositary,
any of the Depositarys agents,
including the Custodian, or the
agents of the Depositarys agents in
connection with the servicing of
Shares or other Deposited
Securities which charge shall be
assessed against Owners as of the
date or dates set by the Depositary
in accordance with Section 4.06 of
the Deposit Agreement and shall
be payable at the sole discretion of
the Depositary by billing such
Owners for such charge or by
deducting such charge from one or
more cash dividends or other cash
distributions.

            The Depositary,
subject to Article 8 hereof, may
own and deal in any class of
securities of the Company and its
affiliates and in American
Depositary Shares.
            From time to time,
the Depositary may make
reimbursement payments to the
Company for expenses relating to
this American Depositary Shares
program.

            8.  PRERELEASE
OF RECEIPTS.
            Notwithstanding
Section 2.03 of the Deposit
Agreement, the Depositary may
deliver American Depositary
Shares prior to the receipt of
Shares pursuant to Section 2.02 of
the Deposit Agreement a
PreRelease.  The Depositary may,
pursuant to Section 2.05 of the
Deposit Agreement, deliver Shares
upon the surrender of American
Depositary Shares that have been
PreReleased, whether or not such
cancellation is prior to the
termination of such PreRelease or
the Depositary knows that such
American Depositary Shares have
been PreReleased.  The Depositary
may receive American Depositary
Shares in lieu of Shares in
satisfaction of a PreRelease.  Each
PreRelease will be a preceded or
accompanied by a written
representation from the person to
whom American Depositary Shares
or Shares are to be delivered, that
such person, or its customer, owns
the Shares or American Depositary
Shares to be remitted, as the case
may be, b at all times fully
collateralized with cash or such
other collateral as the Depositary
deems appropriate, c terminable by
the Depositary on not more than
five 5 business days notice, and d
subject to such further indemnities
and credit regulations as the
Depositary deems appropriate.
 The number of Shares represented
by American Depositary Shares
which are outstanding at any time
as a result of PreRelease will not
normally exceed thirty percent 30
of the Shares deposited under the
Deposit Agreement provided,
however, that the Depositary
reserves the right to change or
disregard such limit from time to
time as it deems appropriate.

            The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

            9.  TITLE TO
RECEIPTS.
            It is a condition of
this Receipt and every successive
Owner and Holder of this Receipt
by accepting or holding the same
consents and agrees that when
properly endorsed or accompanied
by proper instruments of transfer,
shall be transferable as certificated
registered securities under the laws
of New York. American
Depositary Shares not evidenced
by Receipts shall be transferable as
uncertificated registered securities
under the laws of New York.  The
Company and the Depositary,
notwithstanding any notice to the
contrary, may treat the Owner of
American Depositary Shares as the
absolute owner thereof for the
purpose of determining the person
entitled to distribution of dividends
or other distributions or to any
notice provided for in the Deposit
Agreement and for all other
purposes, and neither the
Depositary nor the Company shall
have any obligation or be subject
to any liability under the Deposit
Agreement to any Holder of
American Depositary Shares unless
such Holder is the Owner thereof.

            10.  VALIDITY OF
RECEIPT.
            This Receipt shall
not be entitled to any benefits
under the Deposit Agreement or be
valid or obligatory for any purpose,
unless this Receipt shall have been
executed by the Depositary by the
manual signature of a duly
authorized signatory of the
Depositary provided, however, that
such signature may be a facsimile
if a Registrar for the Receipts shall
have been appointed and such
Receipts are countersigned by the
manual signature of a duly
authorized officer of the Registrar.

            11.  REPORTS
INSPECTION OF TRANSFER
BOOKS.
            The Company
publishes information in English
required to maintain the exemption
from registration under Rule
12g32b under the Securities
Exchange Act of 1934 on its
Internet web site at
www.protoresources.com.au or
through the electronic information
delivery system of the Australian
Securities Exchange maintained on
its internet website at
www.asx.com.au.

            The Depositary will
make available for inspection by
Owners at its Corporate Trust
Office any reports, notices and
other communications, including
any proxy soliciting material,
received from the Company which
are both a received by the
Depositary as the holder of the
Deposited Securities and b made
generally available to the holders
of such Deposited Securities by the
Company.  The Depositary will
also, upon written request by the
Company, send to Owners copies
of such reports when furnished by
the Company pursuant to the
Deposit Agreement.

            The Depositary will
keep books, at its Corporate Trust
Office, for the registration of
American Depositary Shares and
transfers of American Depositary
Shares which at all reasonable
times shall be open for inspection
by the Owners, provided that such
inspection shall not be for the
purpose of communicating with
Owners in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement or the
American Depositary Shares.

            12.  DIVIDENDS
AND DISTRIBUTIONS.
            Whenever the
Depositary receives any cash
dividend or other cash distribution
on any Deposited Securities, the
Depositary will, if at the time of
receipt thereof any amounts
received in a foreign currency can
in the judgment of the Depositary
be converted on a reasonable basis
into United States Dollars
transferable to the United States,
and subject to the Deposit
Agreement, convert such dividend
or distribution into dollars and will
distribute the amount thus received
net of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement, if applicable
to the Owners entitled thereto
provided, however, that in the
event that the Company or the
Depositary is required to withhold
and does withhold from any cash
dividend or other cash distribution
in respect of any Deposited
Securities an amount on account of
taxes or other governmental
charges, the amount distributed to
the Owners of the American
Depositary Shares representing
such Deposited Securities shall be
reduced accordingly.

            Subject to the
provisions of Section 4.11 and 5.09
of the Deposit Agreement,
whenever the Depositary receives
any distribution other than a
distribution described in
Section 4.01, 4.03 or 4.04 of the
Deposit Agreement, the Depositary
will cause the securities or property
received by it to be distributed to
the Owners entitled thereto, after
deduction or upon payment of any
fees and expenses of the
Depositary or any taxes or other
governmental charges, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them
respectively, in any manner that
the Depositary may deem equitable
and practicable for accomplishing
such distribution provided,
however, that if in the opinion of
the Depositary such distribution
cannot be made proportionately
among the Owners of Receipts
entitled thereto, or if for any other
reason the Depositary deems such
distribution not to be feasible, the
Depositary may adopt such method
as it may deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to, the
public or private sale of the
securities or property thus
received, or any part thereof, and
the net proceeds of any such sale
net of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement will be
distributed by the Depositary to the
Owners of Receipts entitled thereto
all in the manner and subject to the
conditions described in Section
4.01 of the Deposit Agreement.
 The Depositary may sell, by
public or private sale, an amount of
securities or other property it
would otherwise distribute under
this Article that is sufficient to pay
its fees and expenses in respect of
that distribution.

            If any distribution
consists of a dividend in, or free
distribution of, Shares, the
Depositary may, and shall, subject
to the following sentence, if the
Company shall so request, deliver
to the Owners entitled thereto, an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution,
subject to the terms and conditions
of the Deposit Agreement with
respect to the deposit of Shares and
after deduction or upon issuance of
American Depositary Shares,
including the withholding of any
tax or other governmental charge
as provided in Section 4.11 of the
Deposit Agreement and the
payment of the fees and expenses
of the Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement and the
Depositary may sell, by public or
private sale, an amount of Shares
received sufficient to pay its fees
and expenses in respect of that
distribution.  The Depositary may
withhold any such distribution of
Receipts if it has not received
satisfactory assurances from the
Company that such distribution
does not require registration under
the Securities Act of 1933 or is
exempt from registration under the
provisions of such Act.  In lieu of
delivering fractional American
Depositary Shares in any such
case, the Depositary will sell the
amount of Shares represented by
the aggregate of such fractions and
distribute the net proceeds, all in
the manner and subject to the
conditions described in Section
4.01of the Deposit Agreement.  If
additional American Depositary
Shares are not so delivered, each
American Depositary Share shall
thenceforth also represent the
additional Shares distributed upon
the Deposited Securities
represented thereby.

            In the event that the
Depositary determines that any
distribution in property including
Shares and rights to subscribe
therefor is subject to any tax or
other governmental charge which
the Depositary is obligated to
withhold, the Depositary may by
public or private sale dispose of all
or a portion of such property
including Shares and rights to
subscribe therefor in such amounts
and in such manner as the
Depositary deems necessary and
practicable to pay any such taxes
or charges, and the Depositary
shall distribute the net proceeds of
any such sale after deduction of
such taxes or charges to the
Owners of Receipts entitled
thereto.

            The Depositary
shall forward to the Company or its
agent such information from its
records as the Company may
reasonably request to enable the
Company or its agent to file
necessary reports with
governmental agencies.

            13.  RIGHTS.
            In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary, after consultation with
the Company to the extent
practicable, shall have discretion as
to the procedure to be followed in
making such rights available to any
Owners or in disposing of such
rights on behalf of any Owners and
making the net proceeds available
to such Owners or, if by the terms
of such rights offering or for any
other reason, the Depositary may
not either make such rights
available to any Owners or dispose
of such rights and make the net
proceeds available to such Owners,
then the Depositary shall allow the
rights to lapse.  If at the time of the
offering of any rights the
Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all or certain Owners
but not to other Owners, the
Depositary may distribute to any
Owner to whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such Owner,
warrants or other instruments
therefor in such form as it deems
appropriate.

            In circumstances in
which rights would otherwise not
be distributed, if an Owner
requests the distribution of
warrants or other instruments in
order to exercise the rights
allocable to the American
Depositary Shares of such Owner
under the Deposit Agreement, the
Depositary will make such rights
available to such Owner upon
written notice from the Company
to the Depositary that a the
Company has elected in its sole
discretion to permit such rights to
be exercised and b such Owner has
executed such documents as the
Company has determined in its
sole discretion are reasonably
required under applicable law.

            If the Depositary
has distributed warrants or other
instruments for rights to all or
certain Owners, then upon
instruction from such an Owner
pursuant to such warrants or other
instruments to the Depositary from
such Owner to exercise such rights,
upon payment by such Owner to
the Depositary for the account of
such Owner of an amount equal to
the purchase price of the Shares to
be received upon the exercise of
the rights, and upon payment of the
fees and expenses of the
Depositary and any other charges
as set forth in such warrants or
other instruments, the Depositary
shall, on behalf of such Owner,
exercise the rights and purchase the
Shares, and the Company shall
cause the Shares so purchased to
be delivered to the Depositary on
behalf of such Owner.  As agent
for such Owner, the Depositary
will cause the Shares so purchased
to be deposited pursuant to Section
2.02 of the Deposit Agreement,
and shall, pursuant to Section 2.03
of the Deposit Agreement, deliver
American Depositary Shares to
such Owner.  In the case of a
distribution pursuant to the second
paragraph of this Article 13, such
deposit shall be made, and
Deposited Securities shall be
delivered, under depositary
arrangements which provide for
issuance of Deposited Securities
subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer under
such laws.

            If the Depositary
determines in its discretion that it
is not lawful and feasible to make
such rights available to all or
certain Owners, it may sell the
rights, warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to
whom it has determined it may not
lawfully or feasibly make such
rights available, and allocate the
net proceeds of such sales net of
the fees and expenses of the
Depositary as provided in Section
5.09 of the Deposit Agreement and
all taxes and governmental charges
payable in connection with such
rights and subject to the terms and
conditions of the Deposit
Agreement for the account of such
Owners otherwise entitled to such
rights, warrants or other
instruments, upon an averaged or
other practical basis without regard
to any distinctions among such
Owners because of exchange
restrictions or the date of delivery
of any American Depositary
Shares or otherwise.

            The Depositary will
not offer rights to Owners unless
both the rights and the securities to
which such rights relate are either
exempt from registration under the
Securities Act of 1933 with respect
to a distribution to all Owners or
are registered under the provisions
of such Act provided, that nothing
in the Deposit Agreement shall
create any obligation on the part of
the Company to file a registration
statement under the Securities Act
of 1933 with respect to such rights
or underlying securities or to
endeavor to have such a
registration statement declared
effective or otherwise to register
such rights or securities under any
other applicable laws for any
purpose.  If an Owner requests the
distribution of warrants or other
instruments, notwithstanding that
there has been no such registration
under the Securities Act of 1933,
the Depositary shall not effect such
distribution unless it has received
an opinion from recognized United
States counsel for the Company
upon which the Depositary may
rely that such distribution to such
Owner is exempt from such
registration.

            The Depositary
shall not be responsible for any
failure to determine that it may be
lawful or feasible to make such
rights available to Owners in
general or any Owner in particular.
            14.  CONVERSION
OF FOREIGN CURRENCY.
            Whenever the
Depositary or the Custodian shall
receive foreign currency, by way
of dividends or other distributions
or the net proceeds from the sale of
securities, property or rights, and if
at the time of the receipt thereof
the foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars and
the resulting Dollars transferred to
the United States, the Depositary
shall convert or cause to be
converted, by sale or in any other
manner that it may determine, such
foreign currency into Dollars, and
such Dollars shall be distributed to
the Owners entitled thereto or, if
the Depositary shall have
distributed any warrants or other
instruments which entitle the
holders thereof to such Dollars,
then to the holders of such
warrants andor instruments upon
surrender thereof for cancellation.
 Such distribution may be made
upon an averaged or other
practicable basis without regard to
any distinctions among Owners on
account of exchange restrictions,
the date of delivery of any
American Depositary Shares or
otherwise and shall be net of any
expenses of conversion into
Dollars incurred by the Depositary
as provided in Section 5.09 of the
Deposit Agreement.

            If such conversion
or distribution can be effected only
with the approval or license of any
government or agency thereof, the
Depositary shall file such
application for approval or license,
if any, as it may deem desirable
provided, however, that in no event
shall the Company be required to
make any such filing.

            If at any time the
Depositary shall determine that in
its judgment any foreign currency
received by the Depositary or the
Custodian is not convertible on a
reasonable basis into Dollars
transferable to the United States, or
if any approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable, or if any such approval
or license is not obtained within a
reasonable period as determined by
the Depositary, the Depositary may
distribute the foreign currency or
an appropriate document
evidencing the right to receive such
foreign currency received by the
Depositary to, or in its discretion
may hold such foreign currency
uninvested and without liability for
interest thereon for the respective
accounts of, the Owners entitled to
receive the same.

            If any such
conversion of foreign currency, in
whole or in part, cannot be effected
for distribution to some of the
Owners entitled thereto, the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or
hold such balance uninvested and
without liability for interest
thereon for the respective accounts
of, the Owners entitled thereto.

            15.  RECORD
DATES.
            Whenever any cash
dividend or other cash distribution
shall become payable or any
distribution other than cash shall be
made, or whenever rights shall be
issued with respect to the
Deposited Securities, or whenever
the Depositary shall receive notice
of any meeting of holders of
Shares or other Deposited
Securities, or whenever for any
reason the Depositary causes a
change in the number of Shares
that are represented by each
American Depositary Share, or
whenever the Depositary shall find
it reasonably necessary, the
Depositary shall fix a record date
which shall insofar as is reasonably
practicable, be as close as possible
to the record date established by
the Company in respect of the
Shares or other Deposited
Securities if applicable a for the
determination of the Owners who
shall be i entitled to receive such
dividend, distribution or rights or
the net proceeds of the sale thereof,
ii entitled to give instructions for
the exercise of voting rights at any
such meeting or iii responsible for
any fee or charge assessed by the
Depositary pursuant to the Deposit
Agreement, or b on or after which
each American Depositary Share
will represent the changed number
of Shares, subject to the provisions
of the Deposit Agreement.

            16.  VOTING OF
DEPOSITED SECURITIES.
            Upon receipt of
notice of any meeting of holders of
Shares or other Deposited
Securities, if requested in writing
by the Company, the Depositary
shall, as soon as practicable
thereafter, mail to the Owners a
notice, the form of which notice
shall be at the discretion of the
Depositary unless otherwise
advised to the Depositary by the
Company in writing, which shall
contain a such information as is
contained in such notice of meeting
received by the Depositary from
the Company, b a statement that
the Owners as of the close of
business on a specified record date
will be entitled, subject to any
applicable provision of Australian
law and of the constitution or
similar document of the Company
and any other provisions governing
Deposited Securities, to instruct the
Depositary as to the exercise of the
voting rights, if any, pertaining to
the amount of Shares or other
Deposited Securities represented
by their respective American
Depositary Shares and c a
statement as to the manner in
which such instructions may be
given including an express
indication that instructions may be
given or be deemed given in
accordance with the last sentence
of this paragraph if no instruction
is received to the Depositary to
give a discretionary proxy to a
person designated by the
Company.  Upon the written
request of an Owner on such
record date, received on or before
the date established by the
Depositary for such purpose, the
Depositary shall endeavor, insofar
as practicable, to vote or cause to
be voted the amount of Shares or
other Deposited Securities
represented by the American
Depositary Shares in accordance
with the instructions set forth in
such request.  The Depositary shall
not vote or attempt to exercise the
right to vote that attaches to the
Shares or other Deposited
Securities, other than in accordance
with such instructions or deemed
instructions.  If i the Company has
requested the Depositary to send a
notice under this paragraph and has
complied with the final paragraph
of this Article 16 and ii no
instructions are received by the
Depositary from an Owner with
respect to that Owners Deposited
Securities represented by American
Depositary Shares on or before the
date established by the Depositary
for such purpose, the Depositary
shall deem such Owner to have
instructed the Depositary to give a
discretionary proxy to a person
designated by the Company with
respect to such Deposited
Securities and the Depositary shall,
only if instructed by the Company
in writing to do so, give a
discretionary proxy to a person
designated by the Company to vote
such Deposited Securities,
provided, that no such instruction
shall be deemed given and no such
discretionary proxy shall be given
with respect to any matter as to
which the Company informs the
Depositary and the Company
agrees to provide such information
as promptly as practicable in
writing, if applicable that x
substantial opposition exists or y
such matter materially and
adversely affects the rights of
holders of Shares.

            There can be no
assurance that Owners generally or
any Owner in particular will
receive the notice described in the
preceding paragraph sufficiently
prior to the instruction cutoff date
to ensure that the Depositary will
vote the Shares or Deposited
Securities in accordance with the
provisions set forth in the
preceding paragraph.

            In order to give
Owners a reasonable opportunity
to instruct the Depositary as to the
exercise of voting rights relating to
Deposited Securities, if the
Company will request the
Depositary to act under this
Article, the Company shall give the
Depositary notice of any such
meeting and details concerning the
matters to be voted upon not less
than 28 days prior to the meeting
date.

            17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.
            Upon any splitup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, or upon the
redemption or cancellation by the
Company of the Deposited
Securities, any securities, cash or
property which shall be received
by the Depositary or a Custodian in
exchange for, in conversion of, in
lieu of or in respect of Deposited
Securities shall, if permitted by
applicable law, be treated as new
Deposited Securities under the
Deposit Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the
existing Deposited Securities, the
right to receive the new Deposited
Securities so received, unless
additional Receipts are delivered
pursuant to the following sentence.
 In any such case the Depositary
may, and shall if the Company
shall so reasonably request,
execute and deliver additional
Receipts as in the case of a
dividend in Shares, or call for the
surrender of outstanding Receipts
to be exchanged for new Receipts
specifically describing such new
Deposited Securities.

            Immediately upon
the occurrence of any such splitup,
consolidation or any other
reclassification covered by this
Article 17 and Section 4.08 of the
Deposit Agreement in respect of
Deposited Securities, the Company
shall notify the Depositary in
writing of such occurrence and as
soon as practicable after receipt of
such notice from the Company,
may instruct the Depositary to give
notice thereof, at the Companys
expense, to Owners in accordance
with Section 5.06 of the Deposit
Agreement.

            18.
                  LIABILITY
OF THE COMPANY AND
DEPOSITARY.
            Neither the
Depositary nor the Company nor
any of their respective directors,
officers, employees, agents or
affiliates shall incur any liability to
any Owner or Holder, i if by
reason of any provision of any
present or future law or regulation
of the United States, the
Commonwealth of Australia or any
other country, or of any
governmental or regulatory
authority or stock exchange or
automated quotation system, or by
reason of any provision, present or
future, of the constitution or
similar document of the Company,
or by reason of any provision of
any securities issued or distributed
by the Company, or any offering or
distribution thereof, or by reason of
any act of God or war or terrorism
or other circumstances beyond its
control, the Depositary or the
Company or any of their respective
directors, officers, employees,
agents or affiliates shall be
prevented, delayed or forbidden
from or be subject to any civil or
criminal penalty on account of
doing or performing any act or
thing which by the terms of the
Deposit Agreement or the
Deposited Securities it is provided
shall be done or performed, ii by
reason of any nonperformance or
delay, caused as aforesaid, in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed, iii by
reason of any exercise of, or failure
to exercise, any discretion provided
for in the Deposit Agreement, iv
for the inability of any Owner or
Holder to benefit from any
distribution, offering, right or other
benefit which is made available to
holders of Deposited Securities but
is not, under the terms of the
Deposit Agreement, made
available to Owners or holders, or
v for any special, consequential or
punitive damages for any breach of
the terms of the Deposit
Agreement.  Where, by the terms
of a distribution pursuant to
Section 4.01, 4.02 or 4.03 of the
Deposit Agreement, or an offering
or distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution or
offering may not be made available
to Owners of Receipts, and the
Depositary may not dispose of
such distribution or offering on
behalf of such Owners and make
the net proceeds available to such
Owners, then the Depositary shall
not make such distribution or
offering, and shall allow any rights,
if applicable, to lapse.  Neither the
Company nor the Depositary nor
any of their respective directors,
officers, employees, agents or
affiliates assume any obligation or
shall be subject to any liability
under the Deposit Agreement to
Owners or Holders, except that
they agree to perform their
obligations specifically set forth in
the Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities.  Neither the Depositary
nor the Company nor any of their
respective directors, officers,
employees, agents or affiliates
shall be under any obligation to
appear in, prosecute or defend any
action, suit, or other proceeding in
respect of any Deposited Securities
or in respect of the American
Depositary Shares, on behalf of
any Owner or Holder or any other
person.  Neither the Depositary nor
the Company nor any of their
respective directors, officers,
employees, agents or affiliates
shall be liable for any action or
nonaction by it in reliance upon the
advice of or information from legal
counsel, accountants, any person
presenting Shares for deposit, any
Owner or Holder, or any other
person believed by it in good faith
to be competent to give such
advice or information.  Each of the
Depositary, the Company and their
directors, officers, employees,
agents and controlling persons may
rely and shall be protected in
acting upon any written notice,
request, direction or other
document believed by such person
to be genuine and to have been
signed or presented by the proper
party or parties.  The Depositary
shall not be responsible for any
failure to carry out any instructions
to vote any of the Deposited
Securities or for the manner in
which any such vote is cast or the
effect of any such vote, provided
that any such action or nonaction is
in good faith.  The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in connection
with a previous act or omission of
the Depositary or in connection
with a matter arising wholly after
the removal or resignation of the
Depositary, provided that in
connection with the issue out of
which such potential liability
arises, the Depositary performed its
obligations without negligence or
bad faith while it acted as
Depositary.  The Depositary shall
not be liable for the acts or
omissions made by any securities
depository, clearing agency or
settlement system in the
Commonwealth of Australia in
connection with or arising out of
bookentry settlement of Deposited
Securities or otherwise.  The
Company agrees to indemnify the
Depositary, its directors, officers,
employees, agents and affiliates
and any Custodian against, and
hold each of them harmless from,
any liability or expense including,
but not limited to any fees and
expenses incurred in seeking,
enforcing or collecting such
indemnity and the reasonable fees
and expenses of counsel which
may arise out of or in connection
with a any registration with the
Commission of American
Depositary Shares or Deposited
Securities or the offer or sale
thereof in the United States or b
acts performed or omitted,
pursuant to the provisions of or in
connection with the Deposit
Agreement and of the Receipts, as
the same may be amended,
modified or supplemented from
time to time, i by either the
Depositary or a Custodian or their
respective directors, officers,
employees, agents and affiliates,
except for any liability or expense
arising out of the negligence or bad
faith of either of them, or ii by the
Company or any of its directors,
officers, employees, agents and
affiliates.  No disclaimer of
liability under the Securities Act of
1933 is intended by any provision
of the Deposit Agreement.

19.
RESIGNATION AND
REMOVAL OF THE
DEPOSITARY APPOINTMENT
OF SUCCESSOR CUSTODIAN.
            The Depositary may
at any time resign as Depositary
under the Deposit Agreement by
written notice of its election to do
so delivered to the Company, such
resignation to take effect upon the
appointment of a successor
depositary and its acceptance of
such appointment as provided in
the Deposit Agreement.  The
Depositary may at any time be
removed by the Company by 120
days prior written notice of such
removal, to become effective upon
the later of i the 120th day after
delivery of the notice to the
Depositary and ii the appointment
of a successor depositary and its
acceptance of such appointment as
provided in the Deposit
Agreement.  The Depositary in its
discretion may appoint a substitute
or additional custodian or
custodians.

            20.
                  AMENDME
NT.
            The form of the
Receipts and any provisions of the
Deposit Agreement may at any
time and from time to time be
amended by agreement between
the Company and the Depositary
without the consent of Owners or
Holders in any respect which they
may deem necessary or desirable.
 Any amendment which shall
impose or increase any fees or
charges other than taxes and other
governmental charges, registration
fees, cable, telex or facsimile
transmission costs, delivery costs
or other such expenses, or which
shall otherwise prejudice any
substantial existing right of
Owners, shall, however, not
become effective as to outstanding
American Depositary Shares until
the expiration of thirty 30 days
after notice of such amendment
shall have been given to the
Owners of outstanding American
Depositary Shares. Every Owner
and Holder of American
Depositary Shares, at the time any
amendment so becomes effective,
shall be deemed, by continuing to
hold such American Depositary
Shares or any interest therein, to
consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby. In no event shall any
amendment impair the right of the
Owner to surrender American
Depositary Shares and receive
therefor the Deposited Securities
represented thereby, except in
order to comply with mandatory
provisions of applicable law.

            21.
                  TERMINAT
ION OF DEPOSIT
AGREEMENT.
            The Company may
terminate the Deposit Agreement
by instructing the Depositary to
mail notice of termination to the
Owners of all American
Depositary Shares then outstanding
at least 30 days prior to the
termination date included in such
notice.  The Depositary may
likewise terminate the Deposit
Agreement, if at any time 60 days
shall have expired after the
Depositary delivered to the
Company a written resignation
notice and if a successor depositary
shall not have been appointed and
accepted its appointment as
provided in the Deposit Agreement
in such case the Depositary shall
mail a notice of termination to the
Owners of all American
Depositary Shares then outstanding
at least 30 days prior to the
termination date.  On and after the
date of termination, the Owner of
American Depositary Shares will,
upon a surrender of such American
Depositary Shares, b payment of
the fee of the Depositary for the
surrender of American Depositary
Shares referred to in Section 2.05,
and c payment of any applicable
taxes or governmental charges, be
entitled to delivery, to him, her or
it or upon his, her or its order, of
the amount of Deposited Securities
represented by those American
Depositary Shares.  If any
American Depositary Shares shall
remain outstanding after the date of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of
American Depositary Shares, shall
suspend the distribution of
dividends to the Owners thereof,
shall not accept deposits of Shares,
and shall not give any further
notices or perform any further acts
under the Deposit Agreement,
except that the Depositary shall
continue to collect dividends and
other distributions pertaining to
Deposited Securities, shall sell
rights and other property as
provided in the Deposit
Agreement, and shall continue to
deliver Deposited Securities,
together with any dividends or
other distributions received with
respect thereto and the net
proceeds of the sale of any rights
or other property, upon surrender
of American Depositary Shares
after deducting, in each case, the
fee of the Depositary for the
surrender of American Depositary
Shares, any expenses for the
account of the Owner of such
American Depositary Shares in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges. At
any time after the expiration of one
year from the date of termination,
the Depositary may sell the
Deposited Securities then held
under the Deposit Agreement and
may thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash then
held by it thereunder, unsegregated
and without liability for interest,
for the pro rata benefit of the
Owners of American Depositary
Shares that have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds. After
making such sale, the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
after deducting, in each case, the
fee of the Depositary for the
surrender of American Depositary
Shares, any expenses for the
account of the Owner of such
American Depositary Shares in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges and
except for its obligations to the
Company under Section 5.08 of the
Deposit Agreement.  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations
under the Deposit Agreement
except for its obligations to the
Depositary with respect to
indemnification, charges, and
expenses.

22.
DTC DIRECT REGISTRATION
SYSTEM AND PROFILE
MODIFICATION SYSTEM

            a  Notwithstanding
anything contrary in the Deposit
Agreement, the parties
acknowledge that the Direct
Registration System DRS and
Profile Modification System
Profile shall apply to uncertificated
American Depositary Shares upon
acceptance thereof to DRS by
DTC.  DRS is the system
administered by DTC pursuant to
which the Depositary may register
the ownership of uncertificated
American Depositary Shares,
which ownership shall be
evidenced by periodic statements
issued by the Depositary to the
Owners entitled thereto.  Profile is
a required feature of DRS which
allows a DTC participant, claiming
to act on behalf of an Owner of
American Depositary Shares, to
direct the Depositary to register a
transfer of those American
Depositary Shares to DTC or its
nominee and to deliver those
American Depositary Shares to the
DTC account of that DTC
participant without receipt by the
Depositary of prior authorization
from the Owner to register such
transfer.

            b  In connection
with and in accordance with the
arrangements and procedures
relating to DRSProfile, the parties
understand that the Depositary will
not verify, determine or otherwise
ascertain that the DTC participant
which is claiming to be acting on
behalf of an Owner in requesting a
registration of transfer and delivery
as described in subsection a has the
actual authority to act on behalf of
the Owner notwithstanding any
requirements under the Uniform
Commercial Code.  For the
avoidance of doubt, the provisions
of Sections 5.03 and 5.08 of the
Deposit Agreement shall apply to
the matters arising from the use of
the DRS.  The parties agree that
the Depositarys reasonable reliance
on and compliance with
instructions received by the
Depositary through the DRSProfile
System and in accordance with the
Deposit Agreement shall not
constitute negligence or bad faith
on the part of the Depositary.

23.
SUBMISSION TO
JURISDICTION JURY TRIAL
WAIVER WAIVER OF
IMMUNITIES.
            In the Deposit
Agreement, the Company has i
waived personal service of process
upon it and consented that any
service of process in any suit or
proceeding arising out of or
relating to the Shares or Deposited
Securities, the American
Depositary Shares, the Receipts or
the Deposit Agreement may be
made by certified or registered
mail, return receipt requested,
directed to the Company at its
address last specified for notices
hereunder, and service so made
shall be deemed completed ten 10
days after the same shall have been
so mailed, ii consented and
submitted to the jurisdiction of any
state or federal court in the State of
New York in which any such suit
or proceeding may be instituted,
and iii agreed that service of
process in the manner specified in
the Deposit Agreement shall be
deemed in every respect effective
service of process upon the
Company in any such suit or
proceeding.

            EACH PARTY TO
THE DEPOSIT AGREEMENT
INCLUDING, FOR AVOIDANCE
OF DOUBT, EACH OWNER
AND HOLDER HEREBY
IRREVOCABLY WAIVES, TO
THE FULLEST EXTENT
PERMITTED BY APPLICABLE
LAW, ANY RIGHT IT MAY
HAVE TO A TRIAL BY JURY IN
ANY SUIT, ACTION OR
PROCEEDING AGAINST THE
COMPANY ANDOR THE
DEPOSITARY DIRECTLY OR
INDIRECTLY ARISING OUT OF
OR RELATING TO THE
SHARES OR OTHER
DEPOSITED SECURITIES, THE
AMERICAN DEPOSITARY
SHARES OR THE RECEIPTS,
THE DEPOSIT AGREEMENT
OR ANY TRANSACTION
CONTEMPLATED HEREIN OR
THEREIN, OR THE BREACH
HEREOF OR THEREOF,
INCLUDING WITHOUT
LIMITATION ANY QUESTION
REGARDING EXISTENCE,
VALIDITY OR TERMINATION
WHETHER BASED ON
CONTRACT, TORT OR ANY
OTHER THEORY.

            To the extent that
the Company or any of its
properties, assets or revenues may
have or hereafter become entitled
to, or have attributed to it, any right
of immunity, on the grounds of
sovereignty or otherwise, from any
legal action, suit or proceeding,
from the giving of any relief in any
respect thereof, from setoff or
counterclaim, from the jurisdiction
of any court, from service of
process, from attachment upon or
prior to judgment, from attachment
in aid of execution or judgment, or
other legal process or proceeding
for the giving of any relief or for
the enforcement of any judgment,
in any jurisdiction in which
proceedings may at any time be
commenced, with respect to its
obligations, liabilities or any other
matter under or arising out of or in
connection with the Shares or
Deposited Securities, the American
Depositary Shares, the Receipts or
the Deposit Agreement, the
Company, to the fullest extent
permitted by law, hereby
irrevocably and unconditionally
waives, and agrees not to plead or
claim, any such immunity and
consents to such relief and
enforcement.

24.
      DISCLOSURE OF
INTERESTS.
            The Company may
from time to time request Owners
to provide information as to the
capacity in which such Owners
own or owned American
Depositary Shares and regarding
the identity of any other persons
then or previously interested in
such American Depositary Shares
and the nature of such interest.
 Each Owner agrees to provide any
information requested by the
Company or the Depositary
pursuant to Section 3.04 of the
Deposit Agreement.  The
Depositary agrees to comply with
reasonable written instructions
received from the Company
requesting that the Depositary
forward any such requests to the
Owners and to forward to the
Company any such responses to
such requests received by the
Depositary.  To the extent that
provisions of or governing any
Deposited Securities or the rules or
regulations of any governmental
authority or securities exchange or
automated quotation system may
require the disclosure of beneficial
or other ownership of Deposited
Securities, other Shares and other
securities to the Company or other
persons and may provide for
blocking transfer and voting or
other rights to enforce such
disclosure or limit such ownership,
the Depositary shall use its
reasonable efforts to comply with
the Companys written instructions
in respect of any such enforcement
or limitation.